                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549



                                ----------------------

                                       FORM 8-K

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934

                                ----------------------


     Date of Report (Date of earliest event reported): October 7, 1998
                                                       ---------------


                             Ibis Technology Corporation
                             ---------------------------
                      (Exact name of registrant as specified in
                                     its charter)



Massachusetts                0-23150                   04-2987600
-------------               ---------                 ------------
(State or other          (Commission                 (IRS Employer
jurisdiction of          File Number)             Identification No.)
incorporation)


     32 Cherry Hill Drive, Danvers, Massachusetts          01923
     --------------------------------------------------------------
     (Address of principal executive offices)             (Zip Code)


     Registrant's telephone number, including area code: (978) 777-4247
                                                         --------------


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Item 5.   Other Events.
------    ------------

      On October 7, 1998, the Registrant publicly disseminated two press releases announcing (i) that it has begun shipping the first R&D samples of its new, low-cost Advantox-TM- 50 ultra-thin SIMOX-SOI material and next generation fully-depleted SOI technology to customers for circuit evaluation, and (ii) that it has been awarded two new development contracts totaling $762,000 under the Small Business Innovative Research (SBIR) program.

   The new Advantox-TM- 50 wafer process, which is targeted for low power portable electronic devices, yields material having a 50 nm thick buried-oxide layer. Advantox-TM- 50 expands the range of consumer applications for SIMOX-SOI materials to include lower cost, high performance MPUs and portable devices such as pagers, cellular phones, personal digital assistants, portable computers, and next-generation devices which combine the functions of theses devices.

   The Registrant has been awarded a two year, $687,000 Phase II SBIR contract by the U.S. Defense Advanced Research Programs Agency (DARPA) and the U.S. Army. This contract is a follow-on contract resulting from the successful completion of a Phase I SBIR contract earlier this year. In addition, the Registrant has been awarded a six month, $75,000 Phase I SBIR contract by the U.S. Department of Commerce and the National Institute of Standards (NIST).

   The information contained in the two press releases is incorporated herein by reference and filed as Exhibits 99.1 and 99.2 hereto.

Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

(c)  Exhibits.

99.1   The Registrant's Press Release dated October 7, 1998.
99.2   The Registrant's Press Release dated October 7, 1998.







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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IBIS TECHNOLOGY CORPORATION
                                   ---------------------------
                                   (Registrant)



Date: October 9,  1998                  /s/Debra L. Nelson
                                    ---------------------------------
                                     Debra L. Nelson, Chief Financial
                                       Officer








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                                    EXHIBIT INDEX
                                    -------------

Exhibit                                           Sequential
Number              Description                   Page Number
-------             -----------                   -----------
99.1 . . . . . . .The Registrant's Press Release       5
                  dated October 7, 1998

99.2 . . . . . . .The Registrant's Press Release       7
                  dated October 7, 1998



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